                                                                  EXHIBIT 10.12

       THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT
         BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                  EXHIBIT HAS BEEN FILED WITH THE COMMISSION.






               DEVELOPMENT AGREEMENT, DATED JUNE 6, 1997, BETWEEN
                        CREE RESEARCH, INC. AND C3, INC.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                             DEVELOPMENT AGREEMENT

         This DEVELOPMENT AGREEMENT (the "Agreement") is entered into effective as of the 6th day of June, 1997 by and between Cree Research, Inc. ("Cree") and C3, Inc. ("C3").

                                    Recitals

         WHEREAS, Cree and C3 are parties to an Exclusive Supply Agreement dated September 15, 1995 as amended July 10, 1996 wherein Cree and C3 agree, inter alia, for Cree to supply C3 certain silicon carbide ("SiC") material and C3 agrees to purchase certain SiC material as provided therein; and

         WHEREAS, Cree and C3 desire to enter into an agreement whereby Cree shall perform certain research and development activities directed to improving the colorless material available for purchase under the Exclusive Supply Agreement; and

         WHEREAS, Cree and C3 shall simultaneously with the execution of this Agreement enter into an Amended and Restated Exclusive Supply Agreement (as thus amended and restated, the "Supply Agreement"); and

         WHEREAS, Cree and C3, in entering into this Agreement and the amendment and restatement of the Supply Agreement, desire to improve and expand upon their relationship and intend to work together cooperatively with the objective of developing, as promptly as practicable, both the market for and commercially viable means of manufacturing colorless silicon carbide material suitable for gemstones; and

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and the covenants and undertakings herein contained, mutually agree as follows:

         1.       Duties of Cree

                  1.1 Cree agrees to use its best commercially reasonable efforts to develop a repeatable process, as defined in Section 1.2 (the "Repeatable Process"), for producing SiC boules which meet the specifications provided in Section 1.3 (the "Specifications") according to the proposal attached hereto as Exhibit A.

                  1.2 The process for producing SiC boules shall be considered a "Repeatable Process" when ***** crystal grower can produce, in a period of 30 days, at least ***** SiC boules that meet the Specifications.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                  1.3 As used in this Agreement, the term "Specifications" shall mean the applicable specifications set out in the Specifications and Timetable Chart below for SiC boules. The specifications require only that each boule contain a certain volume of SiC material of which a specified percentage (the "Percentage") is in the comparable diamond color grade range of GHIJ, with no less than ***** in the GH range, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones. While the specifications do not require the absence of inclusions, blemishes or other defects affecting clarity, Cree shall use its best commercially reasonable efforts to minimize such defects since such defects can have an impact on the final color grade. The Percentage shall be measured by observation on the a-axis through "windows" ground onto two sides of the boule. The parties acknowledge that initially C3 shall promptly provide feedback to Cree concerning the Percentage, but the parties shall cooperate to develop a mutually acceptable testing procedure for Cree to determine the Percentage prior to delivery of the SiC boules to C3. The volume specifications are expressed in terms of the diameter and height of each boule, but any equivalent volume is acceptable. The specifications change over time, as the Date column indicates.

                       Specifications and Timetable Chart

            Date          Diameter           Height      %G-J Grade
            ----          --------           ------      ----------
         1/1/1998          *****             *****          *****
         7/1/1998          *****             *****          *****
         7/1/1999          *****             *****          *****
         7/1/2000          *****             *****          *****
         7/1/2001          *****             *****          *****

For each of the specifications above, Cree will provide prompt notice to C3 when Cree has developed a Repeatable Process for producing boules meeting such specifications.

                  1.4 Cree will use its best commercially reasonable efforts to develop by October 31, 1997 a process that yields, an aggregate of at least ***** SiC boules per month each of which has a ***** height of material in the comparable diamond color grade range of GHIJ, with no less than ***** in the GH range, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones (it being understood that while such specifications do not require the absence of inclusions, blemishes or other defects affecting clarity, Cree shall use its best commercially reasonable efforts to minimize such defects since such defects can have an impact on the final color grade).

                  1.5 Cree agrees to report to C3 the progress of the development services provided pursuant to this Agreement at monthly progress meetings. Any "Confidential Information" provided by Cree to C3 at such meetings or otherwise under this Agreement shall be subject to the terms of
Section 5 of the Supply Agreement.

                  1.6 In April of each year, Cree and C3 shall consult on appropriate development goals for the following year. Before May 1 of each year, Cree shall submit to C3 a development plan for the next twelve months beginning July 1 which shall include a budget and a description of the scope of development activities in a format and with a level of detail similar to the proposal attached hereto as Exhibit A with the addition of specific tasks and goals listed on a quarterly basis. Plans submitted under this paragraph shall set forth Cree's then current expectations for carrying on development activities under this Agreement for the period covered by the plan, in the manner determined by Cree to maximize the development progress toward the year's goals. Cree may substitute resources and personnel from those set out in the development plans provided that Cree reasonably determines such substitutions are in the best interest of maintaining or enhancing progress toward the then current development goals. If Cree succeeds in reaching goals more quickly than anticipated, Cree will consult with C3 to determine other development goals important to high yields of gemstone quality SiC material.

                  1.7 All SiC boules produced pursuant to this Agreement, including SiC boules that do not meet the Specifications, shall be the property of C3; provided that the seeds from all SiC boules produced shall remain the property of Cree and shall be removed and retained by Cree. Cree shall identify each boule delivered to C3 both by the crystal growth system in which it was grown and with the date it was produced. Crystal growth systems used in the development activities shall not be considered as "in use for production" for purposes of the Supply Agreement. All SiC boules delivered hereunder will be supplied "AS IS." EXCEPT AS PROVIDED ABOVE IN THIS PARAGRAPH WITH RESPECT TO IDENTIFICATION OF BOULES, CREE MAKES NO WARRANTY OF ANY KIND WITH RESPECT TO ANY MATERIAL SUPPLIED HEREUNDER AND DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF PATENT OR SIMILAR RIGHTS.

                  1.8 Cree will use all commercially reasonable efforts to reduce costs of the development services performed under this Agreement.

                  1.9 Cree is not obligated to contribute resources to the development services performed under this Agreement beyond those funded by C3, as provided in Section 2.1.

                  1.10 Cree provides no assurances that the development services performed under this Agreement will be successful.

                  2.   Duties of C3

                  2.1 Subject to Sections 2.2 and 2.3, C3 shall pay to Cree each month a development fee equal to the sum of:

                           (i) The costs of materials and equipment used in the development activities undertaken pursuant to this Agreement (including the costs of operating such equipment; with such costs calculated in the same manner as "loaded manufacturing costs," but, without reduction for boules that do not meet the "minimum specifications," as provided in the Supply Agreement);

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                       (ii) An amount equal to a ***** gross margin of the costs described in Section 2.1(i); and

                       (iii) All research and development labor costs and outside services costs directly incurred by Cree in providing development services pursuant to this Agreement; provided, that these costs shall be charged to C3 on the same basis as Cree charges similar costs in providing research services pursuant to contracts between Cree and the U.S. government, using allocations, conditions and calculations no less favorable to C3 than those available under any such contract of Cree (it being understood that reductions in costs from cost-sharing shall not be applicable and that such costs include certain overhead allocations).

                  2.2 Subject to Section 2.3 and notwithstanding Section 2.1, C3 shall pay to Cree each month this Agreement continues in effect a development fee equal to the lesser of:

                           (i)   The fee calculated pursuant to Section 2.1; or

                           (ii)  The total development budget for the
         appropriate month set forth in the proposal attached hereto as Exhibit
         A.

                  2.3 If, prior to January 1, 1998, Cree has not developed a Repeatable Process for producing SiC boules that meet the Specifications for January 1, 1998, C3 shall have the option to reduce its funding obligations herein (that is, the amount applicable under clause (ii) of Section 2.2) by 50% by giving notice to Cree; provided, that such option, if not sooner exercised by C3, shall expire at 11:59 p.m. eastern time on January 10, 1998. If C3 exercises its option to reduce its funding obligations pursuant to this Section 2.3, such reduction shall be effective January 1, 1998.

                  2.4 If, prior to January 1, 1998, Cree produces from ***** crystal growers, in a 30- day period, an aggregate of at least ***** SiC boules that meet the Specifications for January 1, 1998, C3 shall pay Cree the sum of two hundred thousand dollars ($200,000) in addition to all other amounts due under this Agreement.

                  2.5 Cree shall invoice amounts due from C3 under this Agreement, and such invoices shall be due and payable within thirty days.

                  2.6 C3 shall have the right, at its expense, to have an independent public accounting firm reasonably acceptable to Cree audit Cree's costs described in Sections 2.1(i) and 2.1(iii) (the "Audited Costs"). The audit shall be conducted during normal business hours and upon reasonable prior notice. The accounting firm conducting the audit shall be required to enter into a mutually acceptable nondisclosure agreement with Cree under which such firm will be obligated not to disclose any information obtained during the course of the audit, except that it may disclose to C3 its analysis of the correctness of the Audited Costs as calculated by Cree. The audit right under this paragraph may be exercised not more than once during any fiscal year of Cree and only with respect to costs applicable to the year preceding the request for an audit. Cree shall provide reasonable assistance to the public

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

accounting firm including, but not limited to, providing a schedule of the Audited Costs (which shall provide reasonable detail as to the calculation of the Audited Costs, including but not limited to hours charged by person at billing rates applicable to each, total material costs, equipment charges and overhead charges, however such schedule shall not divulge any proprietary or confidential information of Cree), supporting analyses and any supporting source documentation reasonably required by the public accounting firm. Such accounting firm will audit and report to C3 on the schedule of Audited Costs, but will not divulge to C3 any proprietary or confidential information (including but not limited to supporting schedules and source documents) disclosed during the audit process.

                  3.       Term and Termination

                  3.1      Unless earlier terminated pursuant to Section 3.2 or
Section 5.6, or unless extended by the mutual consent of the parties hereto, this Agreement shall terminate on June 30, 2002.

                  3.2 C3 shall have the option to terminate this Agreement prior to June 30, 2002 under the following conditions:

                           (i) If, prior to January 1, 1998, Cree does not produce from ***** crystal growers, in a 30-day period, an aggregate of at least ***** SiC boules having an average volume of ***** height and ***** diameter (or equivalent), with a minimum ***** height, comprised of material in the comparable diamond color grade range of GHIJ, with no less than ***** in the GH range, or better, according to the standards generally accepted by the diamond industry for color using pregraded master color stones (it being understood that while such specifications do not require the absence of inclusions, blemishes or other defects affecting clarity, Cree shall use its best commercially reasonable efforts to minimize such defects since such defects can have an impact on the final color grade), C3 shall have the option of terminating this Agreement by giving notice to Cree; provided, that such option to terminate, if not sooner exercised by C3, shall expire at 11:59 p.m. eastern time on January 10, 1998.

                           (ii) During each year beginning July 1, 1998 through the year beginning July 1, 2001 (the "Subject Years"), if Cree does not develop by July 1 of each Subject Year a Repeatable Process for producing SiC boules that meet the initial applicable Specifications for such Subject Year, C3 shall have the option of terminating the Agreement by giving notice to Cree; provided, that such termination option, if not sooner exercised by C3, shall expire at 11:59 p.m. eastern daylight savings time on the tenth day following the termination of the applicable deadline for establishing the Repeatable Process.

                           (iii) If the price charged to C3 for an SiC boule ordered under the Supply Agreement as a standard product meeting the Specifications noted below (as more specifically defined in Section 1.3) exceeds the amount shown for such Specifications below, C3 may terminate this Agreement at any time by giving notice to Cree:

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                  Diameter         Height       %G-J Grade         Price
                  --------         ------       ----------         -----
                   *****           *****           *****           *****
                   *****           *****           *****           *****
                   *****           *****           *****           *****
                   *****           *****           *****           *****
                   *****           *****           *****           *****

If C3 exercises its option to terminate this Agreement pursuant to Section 3.2(i) or 3.2(ii), Cree shall not be entitled to payment for any work done or any expenses incurred during the period from the time C3's option to terminate became exercisable to the time such option is exercised.

         4.       Intellectual property

                  4.1 All inventions developed by Cree personnel in performing work under this Agreement shall be the sole property of Cree.

                  4.2 Except for inventions related to the bulk growth of silicon carbide or gallium nitride, C3 shall have a perpetual, irrevocable, royalty-free, exclusive (including exclusive of Cree) license to use, manufacture, sell and otherwise practice (including the right to sublicense) all inventions developed by Cree pursuant to this Agreement for all gemstone applications and applications for gemological instrumentation; provided that Cree shall have the right to use and practice the invention to manufacture or process material for C3 for the licensed applications. References in this Agreement to "gemstones" are understood to mean "gems" (and vice versa).

         5.       General.

                  5.1 This Agreement shall not be amended, modified or altered except pursuant to a document signed by both parties.

                  5.2 This Agreement is made in and shall be construed in accordance with and governed by the laws of the State of North Carolina.

                  5.3 This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

                  5.4 The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

                  5.5 This Agreement may not be assigned by either party without the other party's prior written consent, which consent shall not be unreasonably withheld except that either party may, in its sole discretion, withhold consent to assignment of this Agreement to anyone other than a permitted assignee of all rights under the Supply Agreement. Any attempted assignment in violation of this Section 5.5 is void and shall constitute a breach of this Agreement.

                  5.6 In the event of a material breach by either party of any obligation under this Agreement to the other party, the other party may terminate this Agreement upon written notice if the breach is not cured within thirty (30) days after giving written notice to the party in breach, setting out the nature of the breach in reasonable detail; provided, however, that no cure period shall apply to a termination pursuant to the terms of the Agreement by C3 pursuant to Section 3.2 (it being understood that the grounds for termination specified in Section 3.2 do not constitute a breach) or in the event of a material breach by a party that has breached this Agreement and been given notice of similar material breaches on two prior occasions. In addition, this Agreement shall automatically terminate upon any termination of the Supply Agreement under Section 3.3 thereof.

                  5.7 Neither party shall issue any press release nor otherwise make any public announcement concerning this Agreement without the prior consent of the other party, except as may be required by law. The parties further agree that the terms of this Agreement shall be treated as Confidential Information of each other subject to Section 5 of the Supply Agreement; provided, however, that either party may, upon notice to the other, make such public disclosures regarding this Agreement as in the opinion of counsel for such party are required by applicable securities laws or regulations or other applicable law. Neither party shall use the name of the other party in any advertising, marketing or similar material without the other party's prior written consent.

                  5.8 The parties acknowledge and agree that in the event of a breach of the Agreement, in addition to any other rights and remedies available to it at law or otherwise, the parties shall be entitled to seek equitable relief in the form of a temporary restraining order ("TRO") from any court of competent jurisdiction; provided however, that in the event a TRO is obtained, the parties shall request that any hearing on the merits of the dispute shall be stayed pending arbitration of the dispute as provided in this Section 5.8. In the event a party seeks a TRO or in the event of any other controversy or claim (including, without limitation, any claim based on negligence, misrepresentation, strict liability or other basis) arising out of or relating to this Agreement or its performance or breach, a party shall give the other party notice of the dispute, setting out the circumstance in reasonable detail, and requesting a meeting of the representatives of the parties to attempt to resolve the dispute or to reduce the scope of the issues subject to dispute. The chief executive officers of the parties, and such other representatives as each may desire to have attend, shall meet at a mutually agreeable time within five business days from the date the meeting request was received and shall hold such meeting at the offices of the party not requesting the same, or at some mutually agreeable alternative location. In the event the parties do not resolve the dispute at such meeting, or any mutually agreed upon adjournment thereof, the dispute shall be settled exclusively by arbitration in the City of Raleigh, North Carolina pursuant to the expedited procedures of the Commercial Arbitration Rules of the American Arbitration Association (other than notice requirements which shall be as provided in Section 5.9 below and the expedited procedures for selection of arbitrators which shall be as provided in Sections 14 and 15 of such Rules). There shall be three arbitrators, one selected by each of C3 and Cree and a third selected by the arbitrators selected by the parties. The arbitrators shall in no event make any damage award that contravenes Section 5.10 of this Agreement, but shall order the losing party to pay all of the charges of the American Arbitration Association for such arbitration and all of the prevailing party's costs of the arbitration, including reasonable attorneys' fees. The decision in such arbitration shall be final and binding and judgment on any award rendered therein may be entered in any court having jurisdiction.

                  5.9 All notices under this Agreement shall be in writing and addressed to the other party at the address shown below or to such other addresses as the party may hereafter designate by notice under this Agreement. All notices so addressed shall be deemed given five (5) days after mailing if sent by certified mail, return receipt requested, postage prepaid, or when sent via facsimile if receipt is acknowledged in writing or otherwise when actually received.

                  5.10 In no event shall either party be liable to the other for incidental, consequential or special loss or damages of any kind, however caused, or any punitive damages.

         IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized representatives.

CREE RESEARCH, INC.                       C3, INC.

By:/s/ Charles M. Swoboda                 By:/s/ Jeff N. Hunter
   ----------------------------------        ------------------------------
   Charles M. Swoboda, Vice President        Jeff N. Hunter, President
     and Chief Operating Officer

Address for Notices:                      Address for Notices:

Cree Research, Inc.                       C3, Inc.
2810 Meridian Parkway, Suite 144          P.O. Box 13533
Durham, North Carolina 27713              Research Triangle Park, NC 27709-3533
Attention: President                      Attention: President
Fax No. (919) 361-5415                    Fax No.: (919) 468-0486

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                                                                      EXHIBIT A

                            A Proposal Submitted to:

                                    C3, INC.
                                 P.O. Box 13533
                     Research Triangle Park, NC 27009-3533



                                   entitled:



    DEVELOPMENT OF COLORLESS SILICON CARBIDE BOULE MANUFACTURING TECHNOLOGY

                                      by:

                              CREE RESEARCH, INC.
                             2810 Meridian Parkway
                                Durham, NC 27713
                              Tel: (919) 361-5709

                          7 Month Proposed Cost: *****
                         12 Month Proposed Cost: *****


         COMPANY PROPRIETARY
"The information contained in this document is confidential and proprietary to Cree Research, Inc.
and shall not be duplicated, used or disclosed -- in whole or in part without the prior written consent of the Company."

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

Use or disclosure of proposal data is subject to the restriction on the Cover Page of this proposal.

A.       PERSONNEL

*****

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

Use or disclosure of proposal data is subject to the restriction on the Cover Page of this proposal.

B.       BUDGET

NOTE: CREE RESERVES THE RIGHT TO ADJUST THE SPENDING AS IT DEEMS APPROPRIATE IN ORDER TO MEET TILE OBJECTIVES OF THE DEVELOPMENT PROGRAM AND WITHIN THE TOTAL AMOUNT OF THE BUDGET.

                                                                                                                 MONTHLY
                                                                                                                 STARTING
               JUN-97        JUL-97        AUG-97        SEP-97        OCT-97        NOV-97        DEC-97        JAN-98
EQUIPMENT
COSTS
*****          *****         *****         *****         *****         *****         *****         *****         *****
*****          *****         *****         *****         *****         *****         *****         *****         *****
*****          *****         *****         *****         *****         *****         *****         *****         *****
PEOPLE COSTS

C3             *****         *****         *****         *****         *****         *****         *****         *****
Focused
Team
Cree           *****         *****         *****         *****         *****         *****         *****         *****
Resources
OTHER PROCESSING
Analytical     *****         *****         *****         *****         *****         *****         *****         *****
Wafering       *****         *****         *****         *****         *****         *****         *****         *****
Polishing      *****         *****         *****         *****         *****         *****         *****         *****

Total          *****         *****         *****         *****         *****         *****         *****         *****


EQUIPMENT - The equipment is outlined above and the cost reflects a ***** margin. Please note that *****.

C3 FOCUSED TEAM - This team will be led by ***** and will include *****.

CREE RESOURCES - These resources will support the C3 development effort on a part time basis. This team will work under the direction of ***** and include *****. In addition, ***** will provide equipment design support.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

Use or disclosure of proposal data is subject to the restriction on the Cover Page of this proposal.

C.       MILESTONES/GOALS

The goals and milestones for the proposed program are listed below in Table 1.

5 YEAR DEVELOPMENT PLAN (TABLE 1)

---------------------------------------------------------------------------------------------------------------------
DATE                    MILESTONE                                   DEMONSTRATION
---------------------------------------------------------------------------------------------------------------------
January 1, 1998         ***** Diameter Crystal, ***** Height,       *****crystals (per the milestone specification)
                        ***** Yield, GHIJ grade material            from ***** system in a single month
---------------------------------------------------------------------------------------------------------------------
July 1, 1998            ***** Diameter Crystal,*****  Height,       ***** crystals (per the milestone specification)
                        ***** Yield, GHIJ grade material            from ***** system in a single month
---------------------------------------------------------------------------------------------------------------------
July 1, 1999            ***** Diameter Crystal, ***** Height,       ***** crystals (per the milestone specification)
                        ***** Yield, GHIJ grade material            from ***** system in a single month
---------------------------------------------------------------------------------------------------------------------
July 1, 2000            ***** Diameter Crystal, ***** Height,       ***** crystals (per the milestone specification)
                        ***** Yield, GHIJ grade material            from ***** system in a single month
---------------------------------------------------------------------------------------------------------------------
July 1, 2001            ***** Diameter Crystal, ***** Height,       ***** crystals (per the milestone specification)
                        ***** Yield, GHIJ grade material            from ***** system in a single month
---------------------------------------------------------------------------------------------------------------------